Exhibit 10.2

REDACTED

AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT

This AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT dated February 7, 2006 (“Amendment”) is made and entered into by and among KGen Power Corporation, a Delaware corporation (“Purchaser”), KGen Holdco LLC, a Delaware limited liability company (“Seller”) and GKL Capital, L.P. (“GKL”), a Delaware limited partnership. Capitalized terms not otherwise defined herein have the meanings set forth in the Membership Purchase and Sale Agreement dated as of December 28,2006 (the “KGLLC Purchase Agreement”)

PRELIMINARY STATEMENTS:

A.                                   The parties to this Amendment are the only parties to the KGLLC Purchase Agreement; and

B.                                     The parties hereto desire to amend the KGLLC Purchase Agreement on the terms set forth herein.

In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.               The number 408,000 in Recital D to the KGLLC Purchase Agreement is changed to 308,000.

2.               The word “and” at the end of Section 2.02(a)(iii) is deleted, the period at the end of Section 2.20(a)(iv) is replaced by a semi-colon and the word “and” and a new Section 2.02(a)(v) is added to read as follows: *******  (for the avoidance of doubt this amount relates to the 308,000 shares of common stock issued to GKL pursuant to Section 2.04(d)).

3.               The notice information for Seller in Section 14.01 shall be changed to the following:

If to Seller, to:

*******
*******

*******

*******

*******

*******

4.               All other provisions of the KGLLC Purchase Agreement shall be unchanged and remain in effect and all provisions thereof shall apply to the KGLLC Purchase Agreement as amended hereby.

5.               This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURES FOLLOW]

*** Certain information on this page has been omitted and filed separately with the SEC.  Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

KGEN POWER CORPORATION,
as Purchaser

By:
Name:
Title:

KGEN HOLDCO LLC,
as Seller

By:	MatlinPatterson Global Opportunities Partners II, L.P., a Majority-In-Interest Member

By:	MatlinPatterson Global Partners II LLC,
its General Partner

By:
Name:
Title:

GKL CAPITAL L.P.

By:	Lindner Power LLC
its General Partner

By:
	Name:	Gerald Lindner
	Titles:	Sole Member